Exhibit 10.23

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is dated as of August ___, 2007, by and among DRTATTOFF, LLC., a California limited liability company (the “Company”), and the purchaser identified on the signature page hereto (each, a “Purchaser” ).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1. The Company may effect more than one Closing.

“Closing Date” means the day selected by the Company after all of the Transaction Documents have been executed and delivered by the Purchaser, and all conditions precedent to the parties’ obligations under this Agreement have been satisfied or waived. The Company may have more than one Closing Date.

“Commission” means the U.S. Securities and Exchange Commission.

“including” means including, without limitation.

“Memorandum” means the Company’s Confidential Private Placement Memorandum, dated as of August ___, 2007with respect to the offering contemplated hereby.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted.

“Securities” means the Units and Warrants issuable under the Transaction Documents.

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Units” means the units of membership interests of the Company, and any securities into which such units shall hereinafter have been reclassified into.

ARTICLE II
SECURITIES

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to deliver, and each Purchaser agrees to accept the number of shares of the Securities set forth opposite the Purchaser’s name on the signature page hereto. The Company shall deliver to the Purchaser the Purchaser’s respective Units as determined pursuant to the terms set forth in the Memorandum and the other items set forth in Section 2.2 at the Closing. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree. The Company may enter into Transaction Documents (including a Subscription Agreement) with other purchasers with respect to the Securities offered hereby. Each set of Transaction Documents shall be identical in all material respects except as to the identities of the respective Purchasers, the amount of Securities to be purchased and the date of execution and closing. The Company may have more than one Closing and Closing Date with respect to such other Transaction Documents.

2.2 Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company; and

(ii) a certificate evidencing a number of Units subscribed for;

(iii) a warrant evidencing a number of warrant Units subscribed for;

(b) On the Closing Date, each Purchaser shall deliver or cause to be delivered the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) an Accredited Investor Questionnaire completed by the Purchaser and reasonably satisfactory to counsel for the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date (except for representations and warranties made as of a specific date, which must be accurate in all material respects as of such date) of the representations and warranties of the Purchaser contained herein and in the Accredited Investor Questionnaire attached hereto as Exhibit A;

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

(ii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Purchaser. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. If the Purchaser is an entity, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, if applicable, or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Purchaser Representation. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for the Purchaser’s own account for investment and not with a view to, or for sale in connection with, any distribution of such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other Persons regarding the distribution of such Securities. Such Purchaser is acquiring the Securities hereunder in the ordinary course of the Purchaser’s business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, the Purchaser was, and at the date hereof the Purchaser is, an “accredited investor” as defined in Regulation D under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with the Purchaser’s representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities, has no need for liquidity with respect to the Purchaser’s investment and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities, published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Purchaser Investigation. Such Purchaser has had the opportunity to request and receive all information deemed necessary by the Purchaser to evaluate an investment in the Company. The Purchaser confirms that the Company has made available to the Purchaser the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Securities and the nature of the business of the Company, and to obtain additional information or documents which the Company possesses or can acquire without unreasonable effort or expense. In formulating the decision to acquire the Securities, the Purchaser has relied solely upon the Purchaser’s own advisors and the Purchaser’s own independent investigation of the Company with respect to this Agreement and the nature and effect of any investment in the Securities as well as the information contained, or incorporated by reference, in the Company’s Memorandum.

(g) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement based upon arrangements made by the Purchaser or any of the Purchaser’s Affiliates. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement based upon arrangements made by any Purchaser or any of the Purchaser’s Affiliates.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement, provided, that the foregoing shall not apply to a transfer of Securities pursuant to an effective registration statement.

(b) Each Purchaser agrees to the imprinting, so long as is required by applicable federal and state securities laws, of a legend on any of the certificate(s) evidencing the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) Each Purchaser agrees that the removal of the restrictive legend from the certificate(s) evidencing the Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

ARTICLE V
RELEASE

5.1 Release. Each Purchaser, does hereby release, remise and forever discharge the Company and its predecessors, successors and assigns, and respective directors, officers, employees, agents and representatives thereof (collectively, the “Released Parties”) of and from any and all actions, cases of action, suits, claims, demands, accountings, covenants, contracts, agreements, debt, liabilities and obligations of any nature, fixed or contingent, known or unknown, whether at law or in equity, which the Purchaser ever had, now has, or which the Purchaser’s heirs, executors, administrators, or legal representatives, successors, or assigns, as applicable, or any of them, hereinafter can, shall or may have against the Released Parties for or by reason of any event, occurrence, circumstance or matter of any nature whatsoever which occurred or existed at any time on or before the date hereof.

5.2 Indemnification. Each Purchaser shall indemnify and hold the Released Parties harmless from and against all damages, expenses, costs and attorneys’ fees which any of the Released Parties may suffer or incur by reason of any breach by such Purchaser of any of the provisions hereof.

ARTICLE VI
MISCELLANEOUS

6.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities in the name of the Purchaser.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern Time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (Eastern Time) on any business day, (c) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.6 Successors and Assigns. This Agreement is intended for the benefit of and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, legal representatives, successors or permitted assigns, as applicable. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of the Purchaser’s rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchaser.”

6.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Los Angeles, State of California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.8 Survival. The covenants, representations and warranties contained herein, including, but not limited to, those contained in Article V of this Agreement, shall survive the Closing and the delivery of the Securities.

6.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.13 Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser is in any way acting in concert or as a member of a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce the Purchaser’s rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by the Purchaser’s own separate legal counsel in the Purchaser’s review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and the Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

DRTATTOFF, LLC		ADDRESS 8500 Wilshire Blvd Beverly Hills CA 90211
By:
	Name: Title:	Facsimile No.: (310) 659-4159
With a copy to (which shall not constitute notice): Bruce Rosetto Blank Rome LLP 1200 North Federal Highway, Suite 417 Boca Raton, FL 33432

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGES TO THE SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the undersigned executed or caused this Subscription Agreement to be duly executed by its respective authorized signatories as of the date first indicated above.

Number of Units subscribed for: _______________________
Number of Warrant Units subscribed for: _______________________
Name of Purchaser: __________________________
Signature of Authorized Signatory of Subscriber: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________
Email Address of Authorized Signatory: ________________________________
EIN Number of Purchaser: ______________________________________

Address for Notice of Purchaser:

Facsimile No. of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

EXHIBIT A
ACCREDITED INVESTOR QUESTIONNAIRE

(a) INDIVIDUAL INVESTOR QUESTIONNAIRE

Investor Name: ______________________

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned Investor's subscription to purchase the Units and Warrants described in the Confidential Private Offering Memorandum may be accepted.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Investor understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer to purchase the Units and Warrants is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned Investor understands that the offering may be required to be reported to the Securities and Exchange Commission and to various state securities and “blue sky” regulators.

Please answer all questions. If the answer is “none” or “not applicable,” please so state.

INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1.   Name: ___________________________________________________________  Age: ___________________

Social Security Number: ______________________________________ No. of Dependents: _______________

Marital Status: ______________________________________________________ Citizenship: ____________

2.    Residence Address and Telephone Number: _____________________________________________________
___________________________________________________________________________

___________________________________________________________________________

3.   State in which you:

Are licensed to drive? ______________________________________________________________________

Are registered to vote? _____________________________________________________________________

File income tax returns? _____________________________________________________________________

4.   Employer and Position: _____________________________________________________________________

      __________________________________________________________________________

5.     Business Address and Telephone Number: ______________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

6.   Business or professional education and the degrees received are as follows:

School Degree  Year Received

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

7.	(a)	Individual income during 2005:	______	$50,000 - $100,000
		(exclusive of spouse's	______	$100,000 - $200,000
		income)	______	over $200,000

	(b)	Individual income during 2006:	______	$50,000 - $100,000
		(exclusive of spouse's	______	$100,000 - $200,000
		income)	______	over $200,000

	(c)	Estimated income during 2007:	______	$50,000 - $100,000
		(exclusive of spouse's	______	$100,000 - $200,000
		income	______	over $200,000

	(d)	Joint income, with spouse,	______	$100,000 - $300,000
		during 2005	______	over $300,000

	(e)	Joint income, with spouse,	______	$100,000 - $300,000
		during 2006	______	over $300,000

	(f)	Estimated joint income,	______	$100,000 - $300,000
		with spouse, for 2007	______	over $300,000

8.	Estimated net worth		______	under $1,000,000
	(may include joint net		______	over $1,000,000
worth with spouse)

9.	Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition? Yes No If yes, please provide details:

      ___________________________________________________________________________

      ___________________________________________________________________________

      ___________________________________________________________________________
10.	I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations: Yes ____ No ____

11.	I understand the full nature and risk of an investment in the Units and Warrants, and I can afford the complete loss of my entire investment. Yes ____ No ____

12.	I am able to bear the economic risk of an investment in the Units and Warrants for an indefinite period of time and understand that an investment in the Units is illiquid. Yes ____ No ____

13.
I further understand that I will be required to agree not to dispose of the Units or Warrants except in compliance with other conditions contained in the accompanying Subscription Agreement and Confidential Private Offering Memorandum. Yes ____ No ____

14.	Have you participated in other private placements of securities? Yes ____ No ____

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company as follows:

The answers to the above questions are complete and correct and may be relied upon by the Company whether the offering in which I propose to participate is exempt from registration under the Act and the securities laws of certain states;

I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the Company; and

I have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment; I am able to bear the economic risk of the investment and currently could afford a complete loss of such investment.

[Signature Page Follows]

IN WITNESS WHEREOF, I have executed this Investor Questionnaire this __________ __, 2007 and declare that it is truthful and correct to the best of my knowledge.

Signature of Prospective Investor

Signature of Prospective Investor

CORPORATION INVESTOR QUESTIONNAIRE

Investor Name: _______________________________ (the “Corporation”)

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned Corporation's subscription to purchase the Units and Warrants described in the Confidential Private Offering Memorandum may be accepted.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Corporation understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer to purchase the Units and Warrants is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned Corporation understands that the offering may be required to be reported to the Securities and Exchange Commission and to various state securities and “blue sky” regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLIES TO THE CORPORATION.

___ 1.  The undersigned Corporation: (a) has total assets in excess of $_________; and (b) was not formed for the specific purpose to purchase the Units and Warrants.

___ 2.  Each of the stockholders of the undersigned Corporation is able to certify that such stockholder meets at least one of the following two conditions:

a. the stockholder is a natural person whose individual net worth1 or joint net worth with his or her spouse exceeds $_________; or

b. the stockholder is a natural person who had an individual income in excess of $_______ in each of 2005 and 2006 and who reasonably expects an individual income in excess of $_______ in 2007.

___ 3.  Each of the stockholders of the undersigned Corporation is able to certify that such stockholder is a natural person who, together with his or her spouse, has had a joint income in excess of $_______ in each of 2005 and 2006 and who reasonably expects a joint income in excess of $_______ during 2007.

___ 4.  The undersigned Corporation is:

a. a bank as defined in Section 3(a)(2) of the Securities Act; or

b. a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

1 For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited Company, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

c. a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or

d. an insurance company as defined in Section 2(13) of the Securities Act; or

e. an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended; or

f. a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended; or

g. an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust or Company not formed for the specific purpose to purchase the Units offered hereby, with total assets in excess of $_________; or

h. a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH STOCKHOLDER AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) WHY SUCH STOCKHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME) OR EACH STOCKHOLDER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.

II.	IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH STOCKHOLDER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH STOCKHOLDER AND SIGN BELOW WHERE INDICATED.

___ 1.  I have an individual net worth or joint net worth with my spouse in excess of $_________.

___ 2.  I have had an individual income in excess of $_______ in each of 2005 and 2006, and I reasonably expect an individual income in excess of $_______ for 2007. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

___ 3.  My spouse and I have had a joint income in excess of $_______ in each of 2005 and 2006, and I reasonably expect a joint income in excess of $_______ for 2007.

___ 4.  I am a Massachusetts resident, and my purchase of the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

___ 5.	I am a director or executive officer of the Corporation.

Print Name of Shareholder(s)	Signature of Shareholder(s)

III.	OTHER CERTIFICATIONS.

By signing the Signature Page, the undersigned certifies the following:

(a) that the Corporation's purchase of the Units and Warrants will be solely for the Corporation's own account and not for the account of any other person or entity; and

(b) that the Corporation's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.	GENERAL INFORMATION.

(a) PROSPECTIVE PURCHASER (THE CORPORATION)

Name: _________________________________________________________________________________

Principal Place of Business: _________________________________________________________________
(Number and Street)

Address for Correspondence (if different): ______________________________________________________
(Number and Street)

Telephone Number:  (_____) _______________________________

State of Incorporation: ____________________________  Date of Formation: ________________________

Taxpayer Identification Number: ____________________________

Number of Stockholders: _________________________________

(b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name: _________________________________________________________________________________

Position or Title: _________________________________________________________________________

(c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL STOCKHOLDERS

Name(s) of Stockholders: __________________________________________________________________

Name(s) of Stockholders: _________________________________________________________________

1. Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition? Yes   No   If yes, please provide details:

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

2. I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations: Yes ____ No ____

3. I understand the full nature and risk of an investment in the Units or Warrants, and I can afford the complete loss of my entire investment. Yes ____ No ____

4. I am able to bear the economic risk of an investment in the Units and Warrants for an indefinite period of time and understand that an investment in the Units is illiquid. Yes ____ No ____

5. I further understand that I will be required to agree not to dispose of the Units and Warrants except in compliance with other conditions contained in the accompanying Subscription Agreement and Confidential Private Offering Memorandum. Yes ____ No ____

6. Have you participated in other private placements of securities? Yes ____ No ____

[Signature Page Follows]

The undersigned understands that the Company is relying upon the representations set forth above in determining whether to accept the subscription being tendered.

Name of Corporation

By: *Signature of Authorized Officer

Title (If Signed on Behalf of Entity)

Print Name

Date

* Signature must match signatory to attached Subscription Agreement.

PARTNERSHIP INVESTOR QUESTIONNAIRE

Investor Name: ____________________________ (the “Partnership”)

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned Partnership’s subscription to purchase the Units and Warrants described in the Company’s Subscription Agreement and Confidential Private Offering Memorandum may be accepted.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Partnership understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer to purchase the Units and Warrants is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned Partnership understands that the offering may be required to be reported to the Securities and Exchange Commission and to various state securities and “blue sky” regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLIES TO THE PARTNERSHIP.

___ 1.  The undersigned Partnership: (a) has total assets in excess of $_________; and (b) was not formed for the specific purpose to purchase the Units and Warrants.

___ 2.  Each of the partners of the undersigned Partnership is able to certify that such partner meets at least one of the following two conditions:

a. the partner is a natural person whose individual net worth2 or joint net worth with his or her spouse exceeds $_________; or

b. the partner is a natural person who had an individual income in excess of $_______ in each of 2005 and 2006 and who reasonably expects an individual income in excess of $_______ in 2007.

___ 3.  Each of the partners of the undersigned Partnership is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income in excess of $_______ in each of 2005 and 2006 and who reasonably expects a joint income in excess of $_______ during 2007.

IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER, PARTNER OR GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) WHY SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME) OR EACH PARTNER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.

 2 For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

II.	IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH PARTNER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH PARTNER AND SIGN BELOW WHERE INDICATED.

___ 1.  I have an individual net worth or joint net worth with my spouse in excess of $_________.

___ 2.  I have had an individual income in excess of $_______ in each of 2005 and 2006, and I reasonably expect an individual income in excess of $_______ for 2007.

___ 3.  My spouse and I have had a joint income in excess of $_______ in each of 2005 and 2006, and I reasonably expect a joint income in excess of $_______ for 2007.

___ 4.  I am a Massachusetts resident, and my purchase of the Units does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

___ 5.  I am a director, manager or executive officer of the Partnership.

Print Name of Partner(s)	Signature of Shareholder(s)

Print Name of Partner(s)	Signature of Shareholder(s)

Print Name of Partner(s)	Signature of Shareholder(s)

III.  OTHER CERTIFICATIONS.

By signing the Signature Page, the undersigned certifies the following:

1. that the Partnership's purchase of the Units and Warrants will be solely for the Partnership's own account and not for the account of any other person or entity; and

2. that the Partnership's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.  GENERAL INFORMATION.

1. PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name: __________________________________________________________________________________

Principal Place of Business For Correspondence:

      ___________________________________________________________________________

      ___________________________________________________________________________

Telephone Number:  (_____) __________________

State of Certification: ____________________________  Date of Formation: ________________________

Taxpayer Identification Number: ____________________________

Number of Partners: _________________________________

2. INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

Name: _________________________________________________________________________________

Position or Title: _________________________________________________________________________

3. IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL PARTNERS

Name(s) of Partners: ______________________________________________________________________

Name(s) of Partners: ______________________________________________________________________

1. Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition? Yes ___  No ___ If yes, please provide details:

      ___________________________________________________________________________

      ___________________________________________________________________________

      ___________________________________________________________________________

2. I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations: Yes ____ No ____

3. I understand the full nature and risk of an investment in the Units and Warrants, and I can afford the complete loss of my entire investment. Yes ____ No ____

4. I am able to bear the economic risk of an investment in the Units and Warrants for an indefinite period of time and understand that an investment in the Units and Warrants is illiquid. Yes ____ No ____

5. I further understand that I will be required to agree not to dispose of the Units or Warrant except in compliance with other conditions contained in the accompanying Subscription Agreement and Confidential Private Offering Memorandum. Yes ____ No ____

6. Have you participated in other private placements of securities? Yes ____ No ____

[Signature Page Follows]

The undersigned understands that the Company is relying upon the representations set forth above in determining whether to accept the subscription being tendered.

Name of Partnership

By:
Name:
Its: